Exhibit 99.906CERT

        CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 ---------------------------------------------

In connection with the Report of Mutual of America Institutional Funds, Inc. (the "Institutional Funds") on Form N-CSR for the annual period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Manfred Altstadt, Senior Executive Vice President, Chief Financial Officer and Treasurer of the Institutional Funds., certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Investment Corp. for the period ended December 31, 2004.

Dated: February 28, 2005

                                     /s/ MANFRED ALTSTADT
                                     -------------------------------------------
                                     Manfred Altstadt
                                     Senior Executive Vice President,
                                     Chief Financial Officer and Treasurer of
                                     Mutual of America Institutional Funds, Inc.


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        CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 ---------------------------------------------

In connection with the Report of Mutual of America Institutional Funds, Inc. (the "Institutional Funds") on Form N-CSR for the annual period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Greed, Chairman of the Board, President and Chief Executive Officer of the Institutional Funds, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Institutional Funds for the period ended December 31, 2004.

Dated: February 28, 2005

                                     /s/ JOHN R. GREED
                                     -------------------------------------------
                                     John R. Greed
                                     Chairman of the Board,
                                     President and Chief Executive Officer of
                                     Mutual of America Institutional Funds, Inc.